UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 12, 2023

THE BANK OF NEW YORK MELLON CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	001-35651	13-2614959
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

240 Greenwich Street New York, New York	10286
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (212) 495-1784

Not Applicable

(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	BK	New York Stock Exchange
6.244% Fixed-to-Floating Rate Normal Preferred Capital Securities of Mellon Capital IV (fully and unconditionally guaranteed by The Bank of New York Mellon Corporation)	BK/P	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07.	Submission of Matters to a Vote of Security Holders.

On April 12, 2023, The Bank of New York Mellon Corporation (“BNY Mellon” or the “Company”) held its Annual Meeting of Stockholders (the “Annual Meeting”). At the Annual Meeting, each nominee for director was elected by a majority of votes cast (proposal 1). In addition, stockholders approved, on an advisory basis, the 2022 compensation of BNY Mellon’s named executive officers (proposal 2); voted, on an advisory basis, to have future say-on-pay votes on an annual basis (proposal 3); ratified the appointment of KPMG LLP as BNY Mellon’s independent registered public accountants for the year ending December 31, 2023 (proposal 4); and approved The Bank of New York Mellon Corporation 2023 Long-Term Incentive Plan (proposal 5). The stockholders did not approve the stockholder proposal regarding stockholder ratification of certain executive severance payments (proposal 6). Each of these proposals is described in detail in BNY Mellon’s definitive proxy statement, dated March 1, 2023, filed with the Securities and Exchange Commission.

The results were as follows:

1. The election of 11 directors for a term expiring at the end of our 2024 Annual Meeting of Stockholders:

Name of Director	For	Against	Abstained	Broker Non-Vote
Linda Z. Cook	610,867,669	24,454,794	1,222,410	61,891,198
Joseph J. Echevarria	604,109,636	29,133,450	3,301,787	61,891,198
M. Amy Gilliland	626,698,348	8,549,067	1,297,458	61,891,198
Jeffrey A. Goldstein	626,841,138	8,428,529	1,275,206	61,891,198
K. Guru Gowrappan	630,145,804	5,048,902	1,350,167	61,891,198
Ralph Izzo	616,770,329	18,396,004	1,378,540	61,891,198
Sandra E. O’Connor	630,324,938	4,920,595	1,299,340	61,891,198
Elizabeth E. Robinson	630,398,248	4,918,310	1,228,315	61,891,198
Frederick O. Terrell	626,284,161	8,859,702	1,401,010	61,891,198
Robin A. Vince	630,903,104	4,298,985	1,342,784	61,891,198
Alfred W. Zollar	626,856,819	8,317,835	1,370,219	61,891,198

2. Advisory vote to approve the 2022 compensation of BNY Mellon’s named executive officers:

For	Against	Abstained	Broker Non-Vote
602,001,854	31,155,220	3,387,799	61,891,198

3. Advisory vote on say-on-pay vote frequency:

1 Year	2 Years	3 Years	Abstained	Broker Non-Vote
623,872,186	1,570,830	9,228,391	1,873,466	61,891,198

In accordance with the Board of Directors’ recommendation and the voting results on this advisory proposal, the Board of Directors has decided that it will include an advisory say-on-pay vote in BNY Mellon’s proxy statement every year until the next required advisory vote on the frequency of say-on-pay, which will occur no later than BNY Mellon’s Annual Meeting of Stockholders in 2029.

4. Ratification of the appointment of KPMG LLP as BNY Mellon’s independent registered public accountants for the year ending December 31, 2023:

For	Against	Abstained	Broker Non-Vote
684,876,650	12,408,091	1,151,330	—

5. Approval of The Bank of New York Mellon Corporation 2023 Long-Term Incentive Plan:

For	Against	Abstained	Broker Non-Vote
607,386,388	27,223,513	1,934,972	61,891,198

6. Stockholder proposal regarding stockholder ratification of certain executive severance payments:

For	Against	Abstained	Broker Non-Vote
112,271,629	520,745,592	3,527,652	61,891,198

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

The Bank of New York Mellon Corporation (Registrant)

Date: April 12, 2023	By:	/s/ James J. Killerlane III
	Name:	James J. Killerlane III
	Title:	Secretary